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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2001, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-59520) and related Prospectus of U.S. Laboratories Inc. dated May 11, 2001.

                                                           /s/ Ernst & Young LLP

San Diego, California
May 10, 2001